UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022 (December 12, 2022)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
On December 12, 2022, the Board of Directors (the “Board”) of Atkore Inc. (the “Company”) temporarily increased the number of directors of the Company from nine directors to ten directors and elected B. Joanne Edwards to fill the vacancy resulting from the newly-created directorship, in each case effective February 1, 2023. The size of the board will automatically return to nine directors upon the next retirement or resignation of any member of the Board.

Ms. Edwards will hold office for an initial term expiring at the Company’s annual meeting of stockholders to be held in 2024.

Ms. Edwards will receive the director compensation described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 13, 2022. The Company also expects to enter into an indemnification agreement with Ms. Edwards. The form of indemnification agreement is an exhibit on the Company’s Form 10-K filed with the SEC on November 18, 2022. There are no arrangements or understandings between Ms. Edwards and any other person pursuant to which Ms. Edwards was selected as a director. There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K other than the previously disclosed indemnification arrangements entered into by the Company and each of its directors.

The Company’s press release announcing Ms. Edwards’ election is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 13, 2022.
104	Inline XBRL for the cover page of this Current Report on Form 8-K
*	In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: December 13, 2022